PRUDENTIAL SERIES FUND

Supplement dated August 22, 2008 to the Statement of Additional Information (“SAI”) dated May 1, 2008

This supplement sets forth certain changes to the Statement of Additional Information (SAI) of The Prudential Series Fund (the Fund) dated May 1, 2008 with respect to the indicated Portfolios of the Fund. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

I. Addition of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. as a subadviser to SP Aggressive Growth Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio (collectively, the “SP Asset Allocation Portfolios”) Diversified Conservative Growth Portfolio, and Global Portfolio.

Shareholders recently voted to approve a proposal (the “Proposal”) for each of the indicated Portfolios for a new subadvisory agreement among Prudential Investments LLC (“PI,” or the “Manager”) and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. and Jennison Associates LLC (each, a “Subadviser,” and collectively, the “Subadvisers”) for each of the Portfolios (the “Proposed Subadvisory Agreement”). To reflect this change, the following modifications will be made to the Fund’s SAI:

1. The rows pertaining to the Diversified Conservative Growth Portfolio and Global Portfolio found in the Portfolio Subadvisers and Fee Rates table found in section entitled Management and Advisory Arrangements are hereby deleted and replaced with the following:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
Diversified Conservative Growth	Prudential Investment Management, Inc. (PIM)+^	0.375%
	RS Investment Management Co. LLC	0.50% for the first $150 million in assets; 0.45% over $150 million in assets
	Jennison Associates LLC (Jennison)+^	0.30% for the first $300 million in assets; 0.25% over $300 million in assets
	Pacific Investment Management Co. LLC (PIMCO)	0.250% on aggregate assets up to $1 billion; 0.225% on aggregate assets over $1 billion
	EARNEST Partners LLC	0.40%
	Quantitative Management Associates LLC (QMA)+^	0.05%
Global Portfolio	William Blair & Company LLC (William Blair)	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets

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LSV Asset Management

0.45% of average daily net assets to $150 million;

0.425% of average daily net assets from $150 million to $300 million;

0.40% of average daily net assets from $300 million to $450 million;

0.375% of average daily net assets from $450 million to $750 million;

and 0.35% of average daily net assets over $750 million

Marsico Capital Management, LLC (Marsico)	0.40% to $1.5 billion in assets; 0.35% above $1.5 billion in assets
T. Rowe Price Associates, Inc.	0.40% to $250 million in assets; 0.375% over $250 million to $500 million in assets; 0.35% over $500 million in assets
QMA +^	0.025%
PIM +^	0.025%
Jennison+^	0.025%

+ The Manager will pay each appropriate subadviser a fee for Additional Services equivalent to 0.04% of the average daily net assets of each portion of each Portfolio serviced by the respective subadviser.

^ Currently only QMA is providing Management Services for the Portfolio. In the event that Jennison and/or PIM provide Management Services along with or instead of QMA, each subadviser would receive 0.25% of the average daily net assets allocate to each subadviser respectively.

2. The following rows are to be added to the Portfolio Subadvisers and Fee Rates table found in section entitled Management and Advisory Arrangements:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
SP Aggressive Growth Asset Allocation Portfolio	PIM+^	0.375%
	Jennison+^	0.30% for the first $300 million in assets; 0.25% over $300 million in assets
	QMA+^	0.05%
SP Growth Asset Allocation Portfolio	QMA +^	0.025%
	PIM +^	0.025%
	Jennison +^	0.025%
SP Balanced Asset Allocation Portfolio	QMA+^	0.025%
	PIM +^	0.025%
	Jennison +^	0.025%
SP Conservative Asset Allocation Portfolio	QMA +^	0.025%
	PIM +^	0.025%
	Jennison +^	0.025%

+ The Manager will pay each appropriate subadviser a fee for Additional Services equivalent to 0.04% of the average daily net assets of each portion of each Portfolio serviced by the respective subadviser.

^ Currently only QMA is providing Management Services for the Portfolio. In the event that Jennison and/or PIM provide Management Services along with or instead of QMA, each subadviser would receive 0.25% of the average daily net assets allocate to each subadviser respectively.

3. The Diversified Conservative Growth Portfolio & Global Portfolio tables found in section of the SAI entitled Management and Advisory Arrangements-Additional Information About the Portfolio Managers are hereby deleted and replaced with the following:

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Diversified Conservative Growth Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST Partners LLC	Paul E. Viera	9/$1,875.0M	9/$31.5M 1/2.7M	273/$16,613.2M 11/861.3M	None
Quantitative Management Associates LLC	Michael A. Lenarcic	30 registered investment companies with $29.9 billion in total assets under Management	26 other pooled investment vehicles with $10.1 billion in total assets under Management	103 other accounts with $20.6 billion in total assets under Management	None
	Joel M. Kallman, CFA				None
Pacific Investment Management Company LLC	Chris Dialynas	12/$3,201.11M	16/$7,422.03M	103/$46,656.51M 11/$3,346.54	None
Prudential Investment Management LLC (PIM)	Paul Appleby	3/$2,458,365B	16/$734,497B 5/$441,299B	16/$6,634,030B	None
	Rob Spano	3/$2,458,365B	13/$649,463B 5/$441,299B	14/$1,713,204B	None
	Michael J. Collins	9/$2,643,558B	9/$499,352B 1/$332,615B	15/$6,168,561B	None
	Stephen Haeckel	3/$2,458,365B	13/$659,584B 5/$441,299B	16/6,695,163B	None
	Terence Wheat	5/$2,591,760B	15/$617,247B 5/$441,299B	16/$6,633,970B	None
Jennison	Avi Z. Berg	2/$3,081,574B	0	4*/$143,604M	None
	David A. Kiefer	11/$12,291,538B	3/$1,024,429B 3/$163,316M**	5*/$162,598M	None
	Michael A. Del Balso	12$10,410,146B	5/$1,354,773B	11*/$1,115,738B	None
	Kathleen A. McCarragher	12/$10,203,243B 1/$1,106,428B**	3/$310,460M	44*/$5,477,252B	None
	Spiros “Sig” Segalas	16/$21,432,466B	2/$281,078M 3/$175,237M	9/$2,194,614B	None
RS Investment Management Co.	Bill Wolfenden	9/$652,404,341	0	2/$64,089,580	None
	D. Scott Tracy	11/$1,379,849,955	0	6/$146,624,220	None

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Global Portfolio
Adviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	13 registered investment companies with $16.6 billion in total assets under management	-	-	None
Quantitative Management Associates LLC	Marcus Perl	11 registered investment companies with $17.5 billion in total assets under management	-	-	None
	Michael A. Lenarcic	38 registered investment companies with $33.1 billion in total assets under Management	29 other pooled investment vehicles with $6.1 billion in total assets under Management	108 other accounts with $20.0 billion in total assets under Management	None
	Ted Lockwood	38 registered investment companies with $33.1 billion in total assets under Management	29 other pooled investment vehicles with $6.1 billion in total assets under Management	109 other accounts with $20.1 billion in total assets under Management	None
	Edward L. Campbell	11 registered investment companies with $17.5 billion in total assets under management	-	-	None
LSV Asset Management	Menno Vermeulen	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Josef Lakonishok	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Puneet Mansharamani	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
Marsico Capital Management, LLC	Thomas F. Marsico	40/$41,935M	15/$2,899M	*169/$29,183M	None
T. Rowe Price Associates, Inc.	Brian C. Rogers	15/$33,958.4M	2/$860.0M	15/$1,541.0M	None
	David Giroux	3/$15,604.1M	1/$101.1M	0	None
	John D. Linehan	9/$10,224.8M	1/$259.3M	15/$1,011.3M	None
William Blair & Company LLC	W. George Grieg	12/$16,137.2M	10/$1915.1M	2,928/$11,861.2M	None

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4. The following tables are to be added to the section of the SAI entitled Management and Advisory Arrangements-Additional Information About the Portfolio Managers for the SP Aggressive Growth Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, and SP Conservative Asset Allocation Portfolio:

Adviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	13 registered investment companies with $16.6 billion in total assets under management	-	-	None
Quantitative Management Associates LLC	Marcus Perl	11 registered investment companies with $17.5 billion in total assets under management	-	-	None
	Michael A. Lenarcic	38 registered investment companies with $33.1 billion in total assets under Management	29 other pooled investment vehicles with $6.1 billion in total assets under Management	108 other accounts with $20.0 billion in total assets under Management	None
	Ted Lockwood	38 registered investment companies with $33.1 billion in total assets under Management	29 other pooled investment vehicles with $6.1 billion in total assets under Management	109 other accounts with $20.1 billion in total assets under Management	None
	Edward L. Campbell	11 registered investment companies with $17.5 billion in total assets under management	-	-	None

II. The section appearing in Part I of the SAI entitled “Management & Advisory Arrangements—Fee Waivers/Subsidies” is hereby revised by deleting the first and second paragraphs of this section, as well as the table entitled “Fee Waivers & Expense Limitations,” and substituting the following new discussion and table:

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return.

Effective as of July 1, 2008, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to

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Class II shares. The expense limitations may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Government Income	Limit Portfolio expenses to 0.75%
Stock Index	Limit Portfolio expenses to 0.75%

III. Theresa C. Thompson has been appointed by the Fund’s Board of Trustees as a Deputy Chief Compliance Officer. To reflect the appointment of Ms. Thompson, the section of Part I of the SAI, entitled “Information About Trustees and Officers” is hereby amended by adding the following new information pertaining to Ms. Thompson:

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Theresa C. Thompson (45) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

IV. The section of the SAI entitled Management and Advisory Arrangements – Additional Information About the Portfolio Managers - Quantitative Management Associates LLC (QMA) – Compensation is hereby deleted and replaced with the following.

Compensation. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year

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basis relative to appropriate market peer groups and benchmarks, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

V. The section of the SAI entitled Management and Advisory Arrangements – Additional Information About the Portfolio Managers - Quantitative Management Associates LLC (QMA) – Conflicts of Interest is hereby deleted and replaced with the following.

QMA is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Conflicts of interest may arise in connection with asset allocation services. In connection with these services, QMA from time to time assists its asset allocation clients in evaluating suitable investment guidelines and investment strategies and vehicles in light of the clients’ investment objectives and tolerances. Certain of the investment strategies and vehicles available to clients are managed by investment advisers that are part of the Prudential Investment Management (PIM) organization (including QMA). Conflicts of interest may arise from the fact there could be a benefit derived from recommending an investment strategy or vehicle managed by QMA over another strategy or vehicle managed by an affiliate or third party and there could be a

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benefit derived from recommending an investment strategy or vehicle managed by an affiliate over a third party, as applicable.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client’s account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA delivers the model investment portfolio to such clients after it initiates trading for the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest,

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QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA’s proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA’s proprietary accounts and accounts of other affiliates of QMA (collectively the “Affiliated Accounts”) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA’s client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA’s clients. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are originated and managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the “LT Accounts”) over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA’s portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA’s client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and

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monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

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